Exhibit 99.1

iHeartMedia Announces Exchange Offers and Consent Solicitations for Existing Notes and Term Loans

NEW YORK – November 18, 2024 – iHeartMedia, Inc. (NASDAQ: IHRT) (“iHeartMedia”, the “Company” or “we”) announced the November 15, 2024 commencement of (i) exchange offers (the “Exchange Offers”) for iHeartCommunications, Inc.’s (“Communications”) outstanding 6.375% Senior Secured Notes due 2026 (the “Existing 2026 Secured Notes”), 5.250% Senior Secured Notes due 2027 (the “Existing 2027 Secured Notes”), 4.750% Senior Secured Notes due 2028 (the “Existing 2028 Secured Notes” and together with the Existing 2026 Secured Notes and the Existing 2027 Secured Notes, the “Secured Notes”) and 8.375% Senior Notes due 2027 (the “Existing Unsecured Notes” and, together with the Secured Notes, the “Existing Notes”), and (ii) concurrent consent solicitations (the “Consent Solicitations”) to amend certain provisions in the indentures governing the Existing Notes pursuant to the terms and conditions described in a Confidential Offering Memorandum and Consent Solicitation Statement, dated November 15, 2024 (the “Offering Memorandum”). Eligible Holders (as defined below) of the Existing Notes may not deliver consents in the Consent Solicitations without tendering their Existing Notes in the Exchange Offers.

Concurrently with, but separately from, the Exchange Offers and Consent Solicitations, the Company also announced the commencement of an exchange offer (the “Term Loan Exchange”) for Communications’ outstanding term loans (the “Existing Term Loans” and, together with the Existing Notes, the “Existing Debt”) and a consent solicitation (the “Term Loan Consent Solicitation”) to amend certain provisions in the credit agreement governing the Existing Term Loans (the “Existing Term Loan Credit Agreement”) in connection with the Term Loan Exchange.

Pursuant to a Transaction Support Agreement entered into by the Company, certain of its subsidiaries and certain lenders and holders (or their managers, advisors or sub-advisors) of the Existing Debt (collectively, the “Supporting Holders”), as of November 14, 2024, Supporting Holders representing approximately 85.4% of the aggregate principal amount of the Existing Debt, including approximately 84.1% aggregate principal amount of the Existing 2026 Secured Notes, approximately 89.5% aggregate principal amount of the Existing 2027 Secured Notes, approximately 40.9% aggregate principal amount of the Existing 2028 Secured Notes, approximately 82.8% aggregate principal amount of the Existing Unsecured Notes and approximately 95.3% aggregate principal amount of the Existing Term Loans, have agreed to tender and provide consents with respect to their Existing Notes in the Exchange Offers and Consent Solicitations and exchange and provide consents with respect to their Existing Term Loans in the Term Loan Exchange and Term Loan Consent Solicitation.

Simpson Thacher & Bartlett LLP served as counsel and PJT Partners served as financial advisor to the Company. Davis Polk & Wardwell LLP served as counsel and Perella Weinberg Partners served as financial advisor to an ad hoc group of certain of the Supporting Holders.

About the Exchange Offers and Consent Solicitations

The type and amount of securities to be issued at the closing of the Exchange Offers will depend on the participation levels in the Exchange Offers and Term Loan Exchange (collectively, the “Offers”) as described below. Either the Comprehensive Exchange Offers (as defined below) will be consummated or the Alternative Exchange Offers (as defined below) will be consummated, but not both.

Comprehensive Offers

Comprehensive Exchange Offers and Consent Solicitations

If Eligible Holders of at least 95% of the outstanding aggregate principal amount of each issue of Existing Debt tender and participate in the Offers (such participation levels collectively, the “Comprehensive Threshold”), subject to certain terms and conditions set forth in the Offering Memorandum and the Term Loan Exchange documentation being satisfied, we will consummate the “Comprehensive Exchange Offers” and issue the New Comprehensive Notes (as defined below).

Concurrently with the Comprehensive Exchange Offers Communications is soliciting Consents (the “Comprehensive Consent Solicitations” and, together with the Comprehensive Exchange Offers, the “Comprehensive Offers”) from Eligible Holders of each series of Existing Notes to adopt certain proposed amendments, which will become operative in the event the Comprehensive Exchange Offers are consummated, to the indenture governing such series of Existing Notes (the “Comprehensive Proposed Amendments”), which include: (i) with consents from at least a majority in aggregate principal amount outstanding of such series of Existing Notes, (a) eliminating substantially all of the restrictive covenants as well as certain events of default and related provisions, (b) releasing the guarantees of the guarantors of such series of Existing Notes and eliminating related provisions and (c) with respect to the Existing Secured Notes, authorizing the entry into new intercreditor agreements (one of which will, among other things, require holders of the Existing Secured Notes to, after an event of default under the agreements that will govern the New Comprehensive Debt (as defined below), turn over all payments and other recoveries to, or on account of, such series of Existing Notes for the benefit of the holders of the New Comprehensive Debt as set forth therein); and (ii) with consents from at least 66.67% in aggregate principal amount outstanding of such series of Existing Secured Notes, releasing all liens on the collateral securing such series of Existing Secured Notes and eliminating related provisions.

Each series of the New Comprehensive Notes will be fully and unconditionally guaranteed on a secured basis by iHeartMedia Capital I, LLC (“Holdings”) and each existing and future material domestic wholly-owned subsidiary of Communications, subject to certain exceptions (the “Comprehensive Guarantors”). The first lien New Communications Notes and the guarantees thereof will be secured, subject to permitted liens and certain other exceptions, by a first priority lien on substantially all of the assets of Communications and the Comprehensive Guarantors (the “Fixed Asset Collateral”), other than accounts receivable and related assets securing the Company’s asset-based revolving credit facility (the “ABL Collateral”), and by a second priority lien on the ABL Collateral. The second priority New Communications Notes and the guarantees thereof will be secured, subject to permitted liens and certain other exceptions, by a second priority lien on the Fixed Asset Collateral and by a third priority lien on the ABL Collateral.

Alternative Offers

Alternative Exchange Offers and Consent Solicitations

If the Comprehensive Threshold is not achieved, subject to certain terms and conditions being satisfied (including the Initial Supporting Holders Participation Condition (as defined below)), we will consummate a series of transactions whereby, among other things, (i) we will effect certain corporate reorganizations resulting in (a) the entities that hold our Katz Media business, Ad Tech business and our FCC licenses being transferred to IH Media + Entertainment I LLC (“Entertainment I”) and then immediately thereafter by Entertainment I to IH Media + Entertainment II LLC (“Entertainment II”), each a newly-formed subsidiary of Communications that we will designate as an unrestricted subsidiary under the agreements governing the Existing Debt, and (b) the guarantees of the Existing Debt provided by the entities transferred to Entertainment I and the liens on the collateral provided by such entities to secure the Existing Debt being released concurrently therewith, and (ii) we will consummate the “Alternative Exchange Offers” and issue the New Alternative Notes (as defined below).

The Alternative Exchange Offers will be conditioned upon Eligible Holders holding (i) 76.8% of the aggregate principal amount of the Existing 2026 Secured Notes, (ii) 80.6% of the aggregate principal amount of the Existing 2027 Secured Notes, (iii) 38.1% of the outstanding aggregate principal amount of the Existing 2028 Secured Notes and (iv) 82.8% of the aggregate principal amount of the Existing Unsecured Notes tendering their Existing Notes in the Exchange Offers and providing consents in the Consent Solicitations, and holders of at least 92.3% of the outstanding aggregate principal amount of Existing Term Loans participating in the Term Loan Exchange and providing consents to the Term Loan Consent Solicitation (the “Initial Supporting Holders Participation Condition”). The Initial Supporting Holders Participation Condition will be met if the Supporting Holders participate in the Offers pursuant to their obligations under the Transaction Support Agreement.

Concurrently with the Alternative Exchange Offers, Communications is soliciting Consents (the “Alternative Consent Solicitations” and, together with the Alternative Exchange Offers, the “Alternative Offers”) from Eligible Holders of each series of Existing Notes to adopt certain proposed amendments, which will become operative in the event the Alternative Exchange Offers are consummated, to the indenture governing such series of Existing Notes (“Alternative Proposed Amendments”), which include: (i) with consents from at least a majority in aggregate principal amount outstanding of such series of Existing Notes, (a) eliminating substantially all of the restrictive covenants as well as certain events of default and related provisions, (b) with respect to the Existing Unsecured Notes, releasing the guarantees of the guarantors of the Existing Unsecured Notes and eliminating related provisions and (c) with respect to the Existing Secured Notes, (x) providing for the guarantees of such series of Existing Secured Notes to be released at any time in Communications’ sole discretion and (y) authorizing the entry into new intercreditor agreements (one of which will among other things, require holders of the Existing Secured Notes to, after an event of default under the agreements that will govern the New Alternative Debt (as defined below) or New Alternative Intercompany Loan (as defined below), turn over all payments and other recoveries to, or on account of, such series of Existing Notes to the agent under the New Alternative Intercompany Loan), and (ii) with consents from at least 66.67% in aggregate principal amount outstanding of such series of Existing Secured Notes, eliminating or modifying certain collateral-related provisions to permit liens on the collateral securing such Existing Secured Notes to be released at any time in Communications’ sole discretion.

Each series of the New Entertainment Notes will be fully and unconditionally guaranteed on an unsecured basis by iHeartMedia and a secured basis by Entertainment I or Entertainment II, as applicable, each existing and future material, wholly-owned domestic subsidiary of Entertainment I, including those subsidiaries of Communications that will be transferred to Entertainment I in connection with the Alternative Offers, subject to certain exceptions. Each series of the first priority New Entertainment I Notes and the guarantees thereof (other than the guarantee by iHeartMedia) will be secured, subject to permitted liens and certain other exceptions, by a first priority lien on substantially all of the assets of Entertainment I and its subsidiaries, including the Intercompany Loan due January 15, 2031 to be issued by Holdings to Entertainment I in the Alternative Offers (the “New Alternative Intercompany Loan”) (the “Alternative Collateral”). The second priority New Entertainment II Notes and the guarantees thereof (other than the guarantee by iHeartMedia) will be secured, subject to permitted liens and certain other exceptions, by a second priority lien on the Alternative Collateral. The New Alternative Intercompany Loan will be fully and unconditionally guaranteed on a senior secured basis by Communications and each subsidiary of Communications that will guarantee the Existing Secured Notes and the Existing Term Loans following the Alternative Offers the “Alternative Communications Guarantors”). The New Alternative Intercompany Loan and the guarantees thereof will be secured by a first priority lien on substantially all of the assets of Communications and the Alternative Communications Guarantors (the “Alternative Communications Fixed Asset Collateral”), other than accounts receivable and related assets securing the Company’s asset-based revolving credit facility (the “Alternative Communications ABL Collateral”), and by a second priority lien on the Alternative Communications ABL Collateral. The New Alternative

Communications Notes will be fully and unconditionally guaranteed on a senior secured basis by Holdings and each subsidiary of Communications that will guarantee the Existing 2028 Secured Notes and the New Alternative Communications Term Loans following the Alternative Offers. The New Alternative Communications Notes and the guarantees thereof will be secured, subject to permitted liens and certain other exceptions, by a first priority lien on the Alternative Communications Fixed Asset Collateral, and by a second priority lien on the Alternative Communications ABL Collateral.

Summary of the Exchange Offers

The new notes to be issued by Communications in the Comprehensive Exchange Offers are collectively referred to as the “New Comprehensive Notes” (and together with the term loans to be issued by Communications in the Term Loan Exchange, the “New Comprehensive Debt”). The new notes to be issued by Entertainment I and Entertainment II in the Alternative Exchange Offers are collectively referred to as the “New Entertainment Notes” and together with the new notes to be issued by Communications in the Alterative Exchange Offers, the “New Alternative Notes” (the New Alternative Notes together with the term loans to be issued by Entertainment I and Communications in the Term Loan Exchange, the “New Alternative Debt”).

The following table sets forth the applicable total exchange consideration and the applicable exchange consideration per $1,000 principal amount of Existing Notes validly tendered and accepted for exchange in the Exchange Offers:

Existing Notes		Total Exchange Consideration For Every $1,000 Principal Amount of Existing Notes(2)(3)		Exchange Consideration For Every $1,000 Principal Amount of Existing Notes(2)
Title of Security / CUSIP No.(1)	Aggregate Principal Amount Outstanding	Comprehensive Exchange Offers	Alternative Exchange Offers	Comprehensive Exchange Offers	Alternative Exchange Offers
6.375% Senior Secured Notes due 2026 CUSIP: 45174HBC0 ISIN: US45174HBC07	$799,999,940	• $940 principal amount of 9.125% Communications 1L Notes due 2029 • $50 cash	• $935 principal amount of 9.125% Entertainment I 1L Notes due 2029 • $5 principal amount of 7.750% Alternative Communications 1L Notes due 2030 • $50 cash	• $940 principal amount of 9.125% Communications 1L Notes due 2029 • $10 cash	• $935 principal amount of 9.125% Entertainment I 1L Notes 2029 • $5 principal amount of 7.750% Alternative Communications 1L Notes due 2030 • $10 cash

5.250% Senior Secured Notes due 2027 CUSIP: 144A: 45174HBE6 Reg S: U45057AJ2 ISIN: 144A: US45174HBE62 Reg S: USU45057AJ25	$750,000,000	• $880 principal amount of 7.750% Communications 1L Notes due 2030	• $875 principal amount of 7.750% Entertainment I 1L Notes 2030 • $5 principal amount of 7.750% Alternative Communications 1L Notes due 2030	• $840 principal amount of 7.750% Communications 1L Notes due 2030	• $835 principal amount of 7.750% Entertainment I 1L Notes due 2030 • $5 principal amount of 7.750% Alternative Communications 1L Notes due 2030

4.750% Senior Secured Notes due 2028 CUSIP: 144A: 45174HBG1 Reg S: U45057AL7 ISIN: 144A: US45174HBG11 Reg S: USU45057AL70	$500,000,000	• $790 principal amount of 7.000% Communications 1L Notes due 2031	• $785 principal amount of 7.000% Entertainment I 1L Notes due 2031 • $5 principal amount of 7.750% Alternative Communications 1L Notes due 2030	• $750 principal amount of 7.000% Communications 1L Notes due 2031	• $745 principal amount of 7.000% Entertainment I 1L Notes due 2031 • $5 principal amount of 7.750% Alternative Communications 1L Notes due 2030

8.375% Senior Notes due 2027 CUSIP: 45174HBD8 ISIN: US45174HBD89	$916,356,997	• $790 principal amount of 10.875% Communications 2L Notes due 2030	• $790 principal amount of 10.875% Entertainment II 2L Notes due 2030	• $750 principal amount of 10.875% Communications 2L Notes due 2030	• $750 principal amount of 10.875% Entertainment II 2L Notes due 2030

(1)	No representation is made as to the correctness or accuracy of the CUSIP or ISIN numbers listed here. They are provided solely for convenience.

(2)

Participating Eligible Holders are also entitled to receive, with respect to their Existing Notes validly tendered and accepted for exchange, accrued and unpaid interest, if any, in cash, from the last applicable interest payment date to, but not including, the Settlement Date.

(3)

Includes the applicable Early Tender Premium for Existing Notes validly tendered at or prior to the Early Tender Deadline. The Early Tender Premium with respect to each series of Existing Notes will be (i) in the Comprehensive Exchange Offers, an additional $40 principal amount of the applicable series of New Comprehensive Notes other than the Existing 2026 Secured Notes and, with respect to the Existing 2026 Secured Notes, additional cash consideration of $40, in each case, for every $1,000 principal amount of Existing Notes of such series validly tendered; and (ii) in the Alternative Exchange Offers, an additional $40 principal amount of the applicable series of New Entertainment Notes other than the Existing 2026 Secured Notes and, solely with respect to the Existing 2026 Secured Notes, additional cash consideration of $40, in each case, for every $1,000 principal amount of Existing Notes of such series validly tendered. The Early Tender Premium is not included in the Exchange Consideration.

Important Information

The Exchange Offers and the Consent Solicitation will expire at 5:00 p.m., New York City time, on December 16, 2024, unless extended by any of the Company, Entertainment I and Entertainment II (as applicable) (collectively, the “Issuers”) in their sole discretion (the “Expiration Time”). The deadline for Eligible Holders to validly tender their Existing Notes and deliver Consents in order to receive the applicable Total Exchange Consideration (including the applicable Early Tender Premium) will be 5:00 p.m., New York City time on November 29, 2024 unless extended or earlier terminated by the Issuers in their sole discretion (the “Early Tender Deadline”). Eligible Holders who validly tender their Existing Notes and deliver Consents after the Early Tender Date and before the Expiration Time will only be eligible to receive the applicable Exchange Consideration (which does not include the Early Tender Premium). The Issuers will exchange any Existing Notes pursuant to the Exchange Offers that have been validly tendered at or prior to the Expiration Time and that are accepted for exchange, subject to all conditions to the Exchange Offers and the Consent Solicitations having been either satisfied or waived by the Issuers, as soon as practicable after the Expiration Time (the “Settlement Date”). The Exchange Offers and the Consent Solicitations are conditioned upon the satisfaction or waiver of the conditions set forth in the Offering Memorandum. Either the Comprehensive Exchange Offers will be consummated or the Alternative Exchange Offers will be consummated, but not both.

Eligible Holders of the Existing Notes who wish to participate in the Exchange Offers and Consent Solicitations must tender all their Existing Notes across each series in the Comprehensive Exchange Offers (and deliver consents in the related Comprehensive Consent Solicitations) and the Alternative Exchange Offers (and deliver consents in the related Alternative Consent Solicitations), and shall not be permitted to tender in only one or a subset of the foregoing. Eligible Holders of the Existing Notes who validly tender their Existing Notes in the Exchange Offers will be deemed to have tendered their Existing Notes in both the Comprehensive Exchange Offers and the Alternative Exchange Offers. In addition, such Eligible Holders will be deemed to have delivered consents for each Comprehensive Proposed Amendment and Alternative Proposed Amendment applicable to their Existing Notes.

There are no withdrawal or revocation rights in connection with any of the Exchange Offers. As a result, any tenders of Existing Notes and delivery of the related Consents will be final and irrevocable. Each Exchange Offer and Consent Solicitation is a separate offer and/or solicitation, and each may be individually amended, extended, terminated or withdrawn, subject to certain conditions and applicable law, at any time in the Issuers’ sole discretion, and without amending, extending, terminating or withdrawing any other Exchange Offer or Consent Solicitation; provided that the consummation of each Comprehensive Exchange Offer is conditioned upon consummation of all of the Comprehensive Exchange Offers and the applicable Term Loan Exchange, and the consummation of each Alternative Exchange Offer is conditioned upon consummation of all of the Alternative Exchange Offers and the applicable Term Loan Exchange. The Issuers reserve the right throughout the Exchange Offers to amend any of the terms of any Exchange Offers and/or Consent Solicitations, New Comprehensive Notes, and/or the New Alternative Notes, in their sole discretion without instituting withdrawal or revocation rights, regardless of the nature thereof. Any such amendment may be significant.

None of the Issuers, their advisors, the trustee of the Existing Notes, the trustee with respect to the New Comprehensive Notes or New Alternative Notes, as applicable, the Exchange Agent and Information Agent (each as defined below) or any affiliate of any of them, makes any recommendation as to whether Eligible Holders of Existing Notes should participate in the Exchange Offers and Consent Solicitations , and no one has been authorized by any of them to make such a recommendation. Eligible Holders of Existing Notes should read carefully the Offering Memorandum before making a decision to participate in the Exchange Offers and the Consent Solicitations. In addition, Eligible Holders of the Existing Notes must make their own decisions as to whether to tender their Existing Notes in the Exchange Offers and provide the consent in the related Consent Solicitation.

The Exchange Offers are being made, and the New Comprehensive Notes and New Alternative Notes are being offered and issued only to holders of Existing Notes that are either (i) persons who are reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (ii) persons other than “U.S. persons” as defined in Regulation S who agree to purchase any New Notes outside of the United States and who are otherwise in compliance with the requirements of Regulation S. The Issuers are not making the Exchange Offers in any jurisdiction where the inclusion of any person in such jurisdiction would require the Issuers or any subsidiary of the Issuers to comply with registration requirements or other similar requirements under any securities laws of such jurisdiction. The holders of Existing Notes who have certified to us that they are eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.”

Only Eligible Holders of Existing Notes may receive a copy of the Offering Memorandum and participate in the Exchange Offers and the Consent Solicitations. The Exchange and Information Agent is Kroll Issuer Services (US) (“Kroll” or the “Exchange Agent” and the “Information Agent”). Detailed instructions regarding how Eligible Holders of Existing Notes can tender Existing Notes and deliver consents with respect to the Consent Solicitations are set forth in the Offering Memorandum. Questions concerning the Exchange Offers or Consent Solicitations or requests for additional copies of the Offering Memorandum or other related documents may be directed to Kroll at iheart@is.kroll.com. Eligible Holders of the Existing Notes should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Exchange Offers and the Consent Solicitations.

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About the Term Loan Exchange and Term Loan Consent Solicitation

The Term Loan Exchange and Term Loan Consent Solicitation will be conducted pursuant to a separate exchange offer open to the lenders under the Existing Term Loan Credit Agreement (the “Existing Lenders”). Any Existing Lender that participates in the Term Loan Exchange (a “Participating Lender”) will agree to exchange all of its Existing Term Loans in the Term Loan Exchange. If the Comprehensive Threshold is achieved, each Participating Lender will receive (i) a new class of first lien term loans issued by Communications in a principal amount up to 94.0% of its Existing Term Loans and (ii) cash in an amount up to 5.0% of its Existing Term Loans. If the Comprehensive Threshold is not achieved, each Participating Lender will receive (i) a new class of first lien term loans issued by Entertainment I in a principal amount up to 93.5% of its Existing Term Loans, (ii) a new class of first lien term loans issued by Communications in a principal amount up to 0.5% of its Existing Term Loans and (iii) cash in an amount up to 5.0% of its Existing Term Loans. The Term Loan Consent Solicitation will amend the Existing Term Loan Credit Agreement to, among other things, permit the transactions contemplated by the Transaction Support Agreement and to remove substantially all affirmative and negative covenants and mandatory prepayments and certain events of default under the Existing Term Loan Credit Agreement.

Forward-Looking Statements

Certain statements herein constitute “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “will,” “potential,” “positioned,” “estimates,” “forecast,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances are intended to identify such forward-looking statements. These statements include, but are not limited to, statements related to the transactions described above, including the Company’s ability to complete any of the transactions on the terms contemplated herein, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of any such transactions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our anticipated growth and financial performance, our expected costs savings and other capital and operating expense reduction initiatives, utilizing new technologies and programmatic platforms, trends in the advertising industry, and strategies and initiatives are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks related to weak or uncertain global economic conditions and our dependence on advertising revenues; competition, including increased competition from alternative media platforms and technologies; dependence upon our brand and the performance of on-air talent, program hosts and management; fluctuations in operating costs; technological and industry changes and innovations; shifts in population and other demographics; risks related to our use of artificial intelligence, impact of acquisitions, dispositions and other strategic transactions; risks related to our indebtedness; legislative or regulatory requirements; impact of legislation, ongoing litigation or royalty audits on music licensing and royalties; regulations and concerns regarding privacy and data protection and breaches of information security measures; risks related to scrutiny of environmental, social and governance matters; risks related to our Class A common stock; and regulations impacting our business and the ownership of our securities. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Part I, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Annual Reports on Form 10-K and “Part II, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

About iHeartMedia, Inc.

iHeartMedia, Inc. [Nasdaq: IHRT] is the leading audio media company in America, reaching over 90% of Americans every month. iHeart’s broadcast radio assets alone have more consumer reach in the U.S. than any other media outlet; twice the reach of the next largest broadcast radio company; and over four times the ad-enabled reach of the largest digital only audio service. iHeart is the largest podcast publisher according to Podtrac, with more downloads than the next two podcast publishers combined and has the number one social footprint among audio players, with seven times more followers than the next audio media brand, and the only fully integrated audio ad tech solution across broadcast, streaming and podcasts. The company continues to leverage its strong audience connection and unparalleled consumer reach to build new platforms, products and services.

Contact:

Media

Wendy Goldberg

Chief Communications Officer

(212) 377-1105

wendygoldberg@iheartmedia.com

Investors

Mike McGuinness

EVP, Deputy CFO, and Head of Investor Relations

(212) 377-1336

mbm@iheartmedia.com

# # #